UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

QS BATTERYMARCH

EMERGING MARKETS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch Emerging Markets Fund for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

II	QS Batterymarch Emerging Markets Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, released after the close of the reporting period, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and 0.25%. Finally, at its meeting that concluded on October 28, 2015, after the close of the

QS Batterymarch Emerging Markets Fund	III

Investment commentary (cont’d)

reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates five times from November 23, 2014 to August 25, 2015. On October 23, 2015, after the reporting period ended, China’s central bank again cut rates, pushing them down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	QS Batterymarch Emerging Markets Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. We, at QS Batterymarch Financial Management, Inc. (“QS Batterymarch”), the Fund’s subadviser, under normal circumstances, will invest substantially all of the Fund’s net assets in equity securities and convertible securities of emerging market issuers. The Fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all of these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable. The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest in derivatives, such as forward foreign currency contracts, in an attempt to hedge its currency exchange rate risk or facilitate foreign currency transactions, and index traded equity futures. The Fund may also use futures contracts as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Our emerging markets investment strategy is an active, long-only global equity investment strategy that seeks to take advantage of macro and behavioral inefficiencies in global emerging markets by developing a diversified exposure to distinct investment opportunities. The investment process is quantitative and seeks to enhance returns through top-down asset allocation rather than stock selection.

The Fund may invest in exchange-traded funds (“ETFs”) to pursue its investment strategies. The Fund may invest in debt securities, including debt of foreign companies and foreign governments (“sovereign debt”) to a limited extent.

Our emerging markets investment strategy follows a systematic process which endeavors to identify key investment themes in the market through geography and sector analysis. In choosing securities, we develop a diversified exposure to various geographies and sectors and implement portfolio weights while considering implementation costs. The investment themes are re-identified annually based on current or anticipated market conditions and the Fund’s portfolio is rebalanced to suggested geography and sector weights quarterly.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equity markets delivered positive returns in local currency terms at the beginning of the reporting period, as declining oil and other commodity prices in the fourth quarter of 2014 eased inflationary concerns and encouraged a more optimistic expectation of rising consumer spending and business profitability. While economic growth continued at a “modest to moderate” pace in the U.S., the situation in Europe was less favorable, with forecasts of a “massive weakening” of the Eurozone area and a very real threat of deflation. The euro was also carrying the prospect of a Greek exit, as the country prepared for elections in January 2015.

At the same time, Russian-backed separatists held presidential elections in the

QS Batterymarch Emerging Markets Fund 2015 Annual Report	1

Fund overview (cont’d)

contested Crimean region of Ukraine, which were not recognized as valid by the U.S. or the European Union (‘‘EU”), nor by Ukraine itself. A contrasting stance taken by Russia contributed to economic sanctions being reinforced, causing a collapse of the Russian Ruble. An oil price collapse further exacerbated the pressure on President Vladimir Putin, despite his rising popularity following the annexure of Crimea. Meanwhile, 20 people were killed in Kurdish protests against apparent Turkish support for Islamic State militants in the border areas.

Business activity in Asia picked up during the final quarter of 2014, as the declining oil price led to reduced manufacturing costs. China and Taiwan both saw improvements in exports, although the former country has seen gross domestic product (“GDP”)i growth slowing down in recent quarters.

Global equity markets generally began 2015 in a positive mood, as the bond purchasing program by the European Central Bank (“ECB”)ii and continuing quantitative easing strategies in Europe and Asia pushed markets higher. U.S. equities were also marginally stronger, despite investors predicting the first interest rate increase for later in the year. In Greece, the voters’ discontent led to the election of the anti-austerity Syriza party. Newly-elected Prime Minister Alex Tsipras immediately courted conflict with the EU by canceling the privatization of certain government assets. However, the action effectively removed the nation’s access to bail-out disbursements, and, along with downgrades of Greek debt by the ratings agencies, forced Finance Minister Yanis Varoufakis to seek — and obtain — emergency funding from the ECB to support the banking system. Ultimately, political leaders in the region committed to maintaining Greece’s membership in the currency union, despite fears that the loans would be illegally used, instead of to finance government liabilities.

Monetary easing was the general trend in Asia in the second quarter of 2015, as GDP growth in the region remained subdued. Rate cuts, and reforms aimed at allowing more foreign investment in the nation, led Chinese equities to continue rising for a fourth consecutive quarter. In India, rates were reduced by 25 basis points as the government began a program of extensive reforms aimed at kick-starting growth by expanding international commerce.

The month of June brought with it a reversal in the equity markets on the back of the crisis in Greece and extreme volatility in China, wiping out earlier gains in the second calendar 2015 quarter based on expectations of improving economic conditions.

The Greece crisis inevitably held the headlines, despite many investors regarding it as less important from an economic perspective. The nation’s banking system had support from the Emergency Liquidity Assistance (“ELA”) program for much of the second quarter of 2015, but saw that assistance end at the end of June — along with the existing bail-out program. An eleventh-hour failure to reach an agreement forced capital controls on Greek banks, which closed operations and limited cash withdrawals. Greek Prime Minister Alexis Tsipras also surprised his euro-area counterparts by declaring a referendum on the issue of austerity, effectively ruling out any further discussion until after the result was announced. The ECB has since stated

2	QS Batterymarch Emerging Markets Fund 2015 Annual Report

that it would look to the political negotiations to move towards reconciliation before reinstating the ELA program as short-term support.

Elsewhere in emerging markets, political news in Brazil prompted a market rally in the second quarter of 2015, as President Dilma Rousseff vetoed congressional legislation on retirement benefits which would likely have increased social spending by over $13 billion over the next decade. The move was taken as an indication of the President’s willingness to improve policy and to achieve a budget surplus. Russia also recovered during June as tensions in the Crimean region of Ukraine eased, having escalated earlier in the quarter when the fragile cease-fire finally broke down. A rally in the price of oil added further support, although underlying macro-economic data remained poor and the Central Bank moved to cut rates three times during the quarter.

In the final quarter of the reporting period, equities declined across all markets and sectors in reaction to China’s growth slowdown and commodity price declines. Developed markets began the quarter on a positive note as a deal was reached between Greece and its creditors, a resolution on a nuclear deal with Iran appeared to be imminent, and U.S. economic data was better than expected. By August, though, investors across the globe sold off equities in reaction to several events including China’s depreciation of its currency, which dropped by over 4% compared with the U.S. dollar during the second week, and continued pressure on commodity prices. Greece and Brazil were the laggards, as both slid over 30%. Greece’s stock market was closed for five weeks early in the quarter and saw major declines after reopening. Brazil suffered from continued oil and other commodity price weakness, multiple corruption probes, inflation and a bond downgrade. China fell over 20% after a steep gain early in the year amid a currency decline and an economic growth slowdown, particularly for industrial production and exports, though the service sector appears solid. Among the larger markets, India held up best, falling from a high in March, but with an economy showing rising growth.

For the reporting period overall, most countries and sectors saw negative returns. Of the larger countries, only Russia posted a positive return. Energy and Materials were the hardest hit sectors, with Consumer Staples and Health Care as the only sectors in positive territory.

Q. How did we respond to these changing market conditions?

A. Our emerging markets strategy is a top-down macro driven strategy and does not focus on fundamental stock selection. Our positioning changes once a year in June when we do our annual reclustering to ensure the portfolio reflects shifts in correlations among country-sector baskets, and we rebalance quarterly to keep weightings in line with desired targets. In June 2015, we had our annual reclustering. While this resulted to changes in portfolio weightings, it does not represent a change in the investment process, but rather a recognition of existing market conditions.

Performance review

For the twelve months ended September 30, 2015, Class C shares of QS Batterymarch Emerging Markets Fund, excluding sales charges, returned -20.29%. The Fund’s unmanaged benchmark, the MSCI Emerging

QS Batterymarch Emerging Markets Fund 2015 Annual Report	3

Fund overview (cont’d)

Markets Indexiii, returned -19.28% for the same period. The Lipper Emerging Markets Funds Category Average1 returned -19.25% over the same time frame.

Performance Snapshot as of September 30, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
QS Batterymarch Emerging Markets Fund:
Class A	-16.09%	-19.70%
Class C	-16.37%	-20.29%
Class FI	-16.07%	-19.65%
Class R	-16.17%	-19.86%
Class I	-15.93%	-19.47%
Class IS	-15.92%	-19.30%
MSCI Emerging Markets Index	-17.33%	-19.28%
Lipper Emerging Markets Funds Category Average[1]	-15.46%	-19.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.72%, 2.48%, 1.63%, 2.28%, 1.51% and 1.47%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class FI shares, 1.50% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to these arrangements.

The manager is permitted to recapture amounts waived and/or reimbursed to a

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 837 funds for the six-month period and among the 778 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	QS Batterymarch Emerging Markets Fund 2015 Annual Report

class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. An underweight to Brazil represented the largest contributor to relative performance from a country perspective, as it underperformed the benchmark overall. An overweight to Turkey also benefited the portfolio given that country’s positive return in the benchmark in local currency terms.

From a sector allocation perspective, the Energy allocation was the largest contributor to benchmark-relative performance given the underweight within that sector to Russian and Brazilian commodity sectors, which were the hardest hit from falling oil prices. Overweights to Health Care and Consumer Staples overall were also strong contributors.

From a country-sector basket perspective, underweighting Brazilian Financials and Energy, and overweighting Turkish Energy all contributed.

Q. What were the leading detractors from performance?

A. From a country allocation perspective, overweights to Malaysia and Indonesia were significant detractors from performance, as was an underweight to China which modestly outperformed the benchmark in local currency terms. From a sector perspective, underweighting Information Technology hurt performance, as did overweighting the Utilities and Consumer Discretionary sectors.

From a country-sector basket perspective, underweighting Chinese Financials hurt relative performance, as did overweighting Malaysian Energy and underweighting Taiwanese Information Technology.

The impact of currency was a detractor for the year, as the U.S. dollar continued to strengthen.

Thank you for your investment in QS Batterymarch Emerging Markets Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

October 20, 2015

RISKS: International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2015, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2015 were: China Mobile Ltd. (1.7%), Tencent Holdings Ltd. (1.5%), Tupras-Turkiye Petrol Rafinerileri AS (1.2%), Korea Electric Power Corp. (1.0%), Uni-President Enterprises Corp. (0.9%), Bidvest Group Ltd. (0.9%), Petronas Chemicals Group Berhad (0.9%), S.A.C.I. Falabella (0.8%), Credicorp Ltd. (0.8%) and America Movil SAB de CV, Series L Shares (0.8%). Please refer to pages 12 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2015 were: Financials (14.5%), Consumer Staples (12.7%), Consumer Discretionary (12.5%), Materials (11.3%) and Telecommunication Services (11.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.
iii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

6	QS Batterymarch Emerging Markets Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-16.09%	$1,000.00	$839.10	1.25%	$5.76	Class A	5.00%	$1,000.00	$1,018.80	1.25%	$6.33
Class C	-16.37	1,000.00	836.30	2.00	9.21	Class C	5.00	1,000.00	1,015.04	2.00	10.10
Class FI	-16.07	1,000.00	839.30	1.25	5.76	Class FI	5.00	1,000.00	1,018.80	1.25	6.33
Class R	-16.17	1,000.00	838.30	1.49	6.87	Class R	5.00	1,000.00	1,017.60	1.49	7.54
Class I	-15.93	1,000.00	840.70	0.95	4.38	Class I	5.00	1,000.00	1,020.31	0.95	4.81
Class IS	-15.92	1,000.00	840.80	0.92	4.25	Class IS	5.00	1,000.00	1,020.46	0.92	4.66

8	QS Batterymarch Emerging Markets Fund 2015 Annual Report

[1]	For the six months ended September 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/15	-19.70%	-20.29%	-19.65%	-19.86%	-19.47%	-19.30%
Five Years Ended 9/30/15	-6.68	-7.37	-6.67	N/A	-6.55	-6.36
Ten Years Ended 9/30/15	N/A	1.80	N/A	N/A	2.77	N/A
Inception* through 9/30/15	6.18	—	-3.82	-8.89	—	-3.66

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/15	-24.32%	-21.09%	-19.65%	-19.86%	-19.47%	-19.30%
Five Years Ended 9/30/15	-7.78	-7.37	-6.67	N/A	-6.55	-6.36
Ten Years Ended 9/30/15	N/A	1.80	N/A	N/A	2.77	N/A
Inception* through 9/30/15	5.24	—	-3.82	-8.89	—	-3.66

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 9/30/15)	49.06%
Class C (9/30/05 through 9/30/15)	19.57
Class FI (Inception date of 6/29/07 through 9/30/15)	-27.48
Class R (Inception date of 5/18/11 through 9/30/15)	-33.46
Class I (9/30/05 through 9/30/15)	31.37
Class IS (Inception date of 8/29/08 through 9/30/15)	-23.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are February 3, 2009, May 28, 1996, June 29, 2007, May 18, 2011, June 23, 2005 and August 29, 2008, respectively.

10	QS Batterymarch Emerging Markets Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of QS Batterymarch Emerging Markets Fund vs. MSCI Emerging Markets Index† — September 2005 - September 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of QS Batterymarch Emerging Markets Fund on September 30, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The hypothetical illustration also assumes a $10,000 investment in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	11

Schedule of investments

September 30, 2015

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Common Stocks — 95.2%
Consumer Discretionary — 12.3%
Auto Components — 0.7%
Bharat Forge Ltd.	3,612	$50,111	(a)
Bosch Ltd.	235	69,610	(a)
Cheng Shin Rubber Industry Co., Ltd.	78,000	127,512	(a)
Hyundai Mobis Co., Ltd.	706	137,155	(a)
UMW Holdings Berhad	36,200	61,985	(a)
Total Auto Components		446,373
Automobiles — 3.2%
Bajaj Auto Ltd.	2,468	87,346	(a)
Brilliance China Automotive Holdings Ltd.	110,000	130,420	(a)
BYD Co., Ltd.	23,000	122,181	*(a)
Chongqing Changan Automobile Co., Ltd., Class B Shares	36,500	61,947	(a)
Dongfeng Motor Group Co., Ltd., Class H Shares	100,000	125,437	(a)
Ford Otomotiv Sanayi AS	23,132	247,155	(a)
Geely Automobile Holdings Ltd.	205,000	98,313	(a)
Great Wall Motor Co., Ltd., Class H Shares	118,500	134,116	(a)
Guangzhou Automobile Group Co., Ltd., Class H Shares	86,000	70,058	(a)
Hero MotoCorp Ltd.	1,428	52,198	(a)
Hyundai Motor Co.	1,238	172,190	(a)
Kia Motors Corp.	2,540	115,215	(a)
Mahindra and Mahindra Ltd.	9,888	190,416	(a)
PT Astra International Tbk	543,100	194,510	(a)
Tata Motors Ltd.	21,353	97,262	*(a)
Tofas Turk Otomobil Fabrikasi AS	37,651	223,847	(a)
Yulon Motor Co., Ltd.	41,000	36,845	(a)
Total Automobiles		2,159,456
Diversified Consumer Services — 0.2%
Estacio Participacoes SA	9,800	34,855
Kroton Educacional SA	39,440	76,701
Total Diversified Consumer Services		111,556
Hotels, Restaurants & Leisure — 1.5%
Berjaya Sports Toto Berhad	70,200	49,216	(a)
Genting Berhad	167,600	277,545	(a)
Genting Malaysia Berhad	223,800	211,539	(a)
Hotel Shilla Co., Ltd.	517	50,476	(a)
Kangwon Land Inc.	1,280	45,406	(a)
Minor International PCL	228,030	180,627	(a)

See Notes to Financial Statements.

12	QS Batterymarch Emerging Markets Fund 2015 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Hotels, Restaurants & Leisure — continued
OPAP SA	23,667	$214,299	(a)
Total Hotels, Restaurants & Leisure		1,029,108
Household Durables — 1.1%
Arcelik AS	63,011	307,784	(a)
Coway Co., Ltd.	461	32,669	(a)
Haier Electronics Group Co., Ltd.	47,000	78,632	(a)
LG Electronics Inc.	1,846	71,642	(a)
Steinhoff International Holdings Ltd.	24,837	152,627	(a)
Turkiye Sise ve Cam Fabrikalari AS	85,550	81,232	(a)
Total Household Durables		724,586
Leisure Products — 0.2%
Giant Manufacturing Co., Ltd.	9,000	65,565	(a)
Merida Industry Co., Ltd.	12,800	68,490	(a)
Total Leisure Products		134,055
Media — 2.0%
Alibaba Pictures Group Ltd.	330,000	74,386	*(a)
Astro Malaysia Holdings Berhad	121,400	77,958	(a)
BEC World PCL	146,600	129,252	(a)
Cyfrowy Polsat SA	14,856	91,402	*(a)
Global Mediacom Tbk PT	390,700	25,274	(a)
Grupo Televisa SA	75,900	395,284
Media Nusantara Citra Tbk PT	290,500	32,671	(a)
Naspers Ltd., Class N Shares	3,086	387,211	(a)
Surya Citra Media Tbk PT	256,400	48,243	(a)
Zee Entertainment Enterprises Ltd.	17,793	106,449	(a)
Total Media		1,368,130
Multiline Retail — 1.2%
Lojas Renner SA	16,500	76,579
Matahari Department Store Tbk PT	67,900	74,808	(a)
S.A.C.I. Falabella	89,404	554,187
Woolworths Holdings Ltd.	10,305	72,129	(a)
Total Multiline Retail		777,703
Specialty Retail — 0.9%
Belle International Holdings Ltd.	167,000	145,846	(a)
FF Group	2,682	54,629	*(a)
GOME Electrical Appliances Holdings Ltd.	445,000	69,614	(a)
Home Product Center PCL	564,946	106,623	(a)
Hotai Motor Co., Ltd.	11,000	117,331	(a)

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	13

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Specialty Retail — continued
JUMBO SA	8,924	$78,475	(a)
Total Specialty Retail		572,518
Textiles, Apparel & Luxury Goods — 1.3%
Anta Sports Products Ltd.	38,000	99,190	(a)
CCC SA	1,914	82,704	(a)
Eclat Textile Co., Ltd.	6,440	101,858	(a)
Feng Tay Enterprise Co., Ltd.	9,420	58,756	(a)
LPP SA	99	203,946	(a)
Pou Chen Corp.	91,000	137,424	(a)
Ruentex Industries Ltd.	33,000	58,605	(a)
Shenzhou International Group	21,000	108,541	(a)
Total Textiles, Apparel & Luxury Goods		851,024
Total Consumer Discretionary		8,174,509
Consumer Staples — 12.5%
Beverages — 1.6%
AMBEV SA	29,600	144,995
Anadolu Efes Biracilik ve Malt Sanayii AS	23,746	167,708	(a)
Coca-Cola Femsa SAB de CV, Class L Shares	7,200	50,062
Coca-Cola Icecek AS	8,969	102,635	(a)
Compania Cervecerias Unidas SA	13,894	153,253
Fomento Economico Mexicano SA de CV	25,300	226,197
Tsingtao Brewery Co., Ltd., Class H Shares	20,000	88,210	(a)
United Spirits Ltd.	1,327	62,643	*(a)
Vina Concha y Toro SA	48,933	81,066
Total Beverages		1,076,769
Food & Staples Retailing — 4.0%
BIM Birlesik Magazalar AS	20,672	366,695	(a)
Cencosud SA	127,077	247,386
China Resources Enterprise Ltd.	54,000	100,581	(a)
CP ALL PCL	306,000	402,576	(a)
E-Mart Co., Ltd.	567	110,409	(a)
Magnit PJSC, GDR	10,667	510,675	(a)
Massmart Holdings Ltd.	7,037	55,078	(a)
President Chain Store Corp.	42,000	261,884	(a)
Shoprite Holdings Ltd.	20,947	237,915	(a)
Spar Group Ltd.	7,004	93,615	(a)
Sun Art Retail Group Ltd.	123,500	95,368	(a)
Wal-Mart de Mexico SAB de CV	59,800	147,546
Total Food & Staples Retailing		2,629,728

See Notes to Financial Statements.

14	QS Batterymarch Emerging Markets Fund 2015 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Food Products — 4.5%
Astra Agro Lestari Tbk PT	20,100	$25,007	(a)
BRF SA	4,600	81,905
Charoen Pokphand Foods PCL	205,400	117,145	(a)
China Agri-Industries Holdings Ltd.	137,000	47,636	*(a)
China Huishan Dairy Holdings Co., Ltd.	330,000	118,859	(a)
China Mengniu Dairy Co., Ltd.	60,000	213,027	(a)
CJ CheilJedang Corp.	239	77,061	(a)
Felda Global Ventures Holdings Berhad	116,100	39,800	(a)
Genting Plantations Berhad	21,200	47,731	(a)
Indofood CBP Sukses Makmur Tbk PT	40,500	34,423	(a)
IOI Corp. Berhad	214,700	199,628	(a)
Kuala Lumpur Kepong Berhad	33,900	167,936	(a)
Lotte Confectionery Co., Ltd.	25	46,450	(a)
Nestle India Ltd.	560	54,391	(a)
ORION Corp.	101	80,614	(a)
PPB Group Berhad	41,500	145,886	(a)
PT Charoen Pokphand Indonesia Tbk	346,400	47,617	(a)
PT Indofood Sukses Makmur Tbk	195,200	73,933	(a)
Standard Foods Corp.	24,567	52,698	(a)
Thai Union Group PCL, Class F Shares	156,800	79,491	(a)
Tiger Brands Ltd.	7,466	164,597	(a)
Tingyi (Cayman Islands) Holding Corp.	98,000	157,392	(a)
Ulker Biskuvi Sanayi AS	16,427	104,042	(a)
Uni-President Enterprises Corp.	345,856	600,684	(a)
Want Want China Holdings Ltd.	271,000	222,683	(a)
Total Food Products		3,000,636
Household Products — 0.6%
Hindustan Unilever Ltd.	8,582	106,904	(a)
LG Household & Health Care Ltd.	196	141,586	(a)
Unilever Indonesia Tbk PT	60,700	157,549	(a)
Total Household Products		406,039
Personal Products — 1.0%
Amorepacific Corp.	683	222,922	(a)
Amorepacific Group	630	87,152	(a)
Godrej Consumer Products Ltd.	2,978	55,379	(a)
Hengan International Group Co., Ltd.	34,000	332,139	(a)
Total Personal Products		697,592

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	15

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Tobacco — 0.8%
British American Tobacco (Malaysia) Berhad	9,000	$123,691	(a)
ITC Ltd.	25,300	127,471	(a)
KT&G Corp.	2,373	223,730	(a)
PT Gudang Garam Tbk	18,100	51,921	(a)
Total Tobacco		526,813
Total Consumer Staples		8,337,577
Energy — 8.5%
Energy Equipment & Services — 0.6%
Bumi Armada Berhad	418,450	88,341	*(a)
China Oilfield Services Ltd.	36,000	36,301	(a)
Sapurakencana Petroleum Berhad	659,200	284,240	(a)
Total Energy Equipment & Services		408,882
Oil, Gas & Consumable Fuels — 7.9%
Bharat Petroleum Corp., Ltd.	4,994	64,741	(a)
China Petroleum & Chemical Corp., Class H Shares	438,000	270,519	(a)
China Shenhua Energy Co., Ltd., Class H Shares	62,000	95,537	(a)
CNOOC Ltd.	303,000	313,641	(a)
Coal India Ltd.	16,208	80,428	(a)
Ecopetrol SA	497,978	214,492
Gazprom PAO, ADR	43,354	174,993	(a)
GS Holdings	4,197	162,121	(a)
IRPC PCL	470,800	48,773	(a)
Kunlun Energy Co., Ltd.	66,000	47,409	(a)
Lukoil OAO	3,813	130,155	*
NovaTek OAO, GDR	578	53,610	(a)
Oil & Natural Gas Corp., Ltd.	20,579	72,274	(a)
PetroChina Co., Ltd.	354,000	246,182	(a)
Petroleo Brasileiro SA	44,400	95,643	*
Petronas Dagangan Berhad	50,700	251,984	(a)
Polski Koncern Naftowy Orlen SA	12,146	211,952	(a)
Polskie Gornictwo Naftowe i Gazownictwo SA	66,308	113,923	(a)
PTT Exploration and Production PCL	55,500	107,040	(a)
PTT PCL	38,000	251,274	(a)
Reliance Industries Ltd.	29,232	384,837	(a)
Rosneft Oil Co., GDR	9,770	36,156	(a)
S-Oil Corp.	3,236	172,541	(a)
Sasol Ltd.	9,997	280,662	(a)
SK Innovation Co., Ltd.	4,157	346,670	*(a)

See Notes to Financial Statements.

16	QS Batterymarch Emerging Markets Fund 2015 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Tatneft	10,710	$50,214	*
Thai Oil PCL	42,300	61,478	(a)
Tupras-Turkiye Petrol Rafinerileri AS	31,954	782,701	*(a)
Ultrapar Participacoes SA	6,200	104,467
Total Oil, Gas & Consumable Fuels		5,226,417
Total Energy		5,635,299
Financials — 13.9%
Banks — 10.3%
Agricultural Bank of China Ltd., Class H Shares	154,000	58,331	(a)
Akbank TAS	86,895	194,924	(a)
AMMB Holdings Berhad	53,100	55,213	(a)
Banco de Chile	1,864,088	194,380
Banco de Credito e Inversiones	2,006	81,991
Banco Santander Chile	4,509,720	204,677
Bank of China Ltd., Class H Shares	315,800	136,691	(a)
Bank of the Philippine Islands	21,280	36,583	(a)
Bank Pekao SA	2,440	99,218	(a)
Bank Zachodni WBK SA	732	56,621	*(a)
BDO Unibank Inc.	31,240	69,258	(a)
China Construction Bank Corp., Class H Shares	312,767	209,506	(a)
China Development Financial Holding Corp.	211,000	56,856	(a)
China Merchants Bank Co., Ltd., Class H Shares	25,500	62,132	(a)
CIMB Group Holdings Berhad	123,700	125,826	(a)
Commercial International Bank	49,089	330,079	(a)
Corpbanca SA	12,997,695	114,658
Credicorp Ltd.	5,000	531,800
CTBC Financial Holding Co., Ltd.	192,967	99,537	(a)
First Financial Holding Co., Ltd.	192,765	87,614	(a)
Grupo Financiero Banorte SAB de CV, Series O Shares	57,600	282,533
Grupo Financiero Inbursa SA de CV, Series O Shares	40,900	84,510
Grupo Financiero Santander Mexico SAB de CV, Class B Shares	36,400	53,852
Hana Financial Group Inc.	4,307	96,224	(a)
Hong Leong Bank Berhad	14,700	43,919	(a)
ICICI Bank Ltd.	18,985	78,309	(a)
Industrial & Commercial Bank of China Ltd., Class H Shares	299,246	173,491	(a)
Kasikornbank PCL, NVDR	12,700	59,973	(a)
Kasikornbank PCL	22,800	107,186	(a)
KB Financial Group Inc.	4,887	145,068	(a)

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	17

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Banks — continued
Komercni Banka AS	1,836	$398,279	(a)
Malayan Banking Berhad	100,100	195,398	(a)
Mega Financial Holding Co., Ltd.	88,000	61,071	(a)
OTP Bank PLC	20,210	389,945	(a)
Powszechna Kasa Oszczednosci Bank Polski SA	14,846	115,201	*(a)
PT Bank Central Asia Tbk	148,000	124,268	(a)
PT Bank Mandiri (Persero) Tbk	122,900	66,682	(a)
PT Bank Rakyat Indonesia (Persero) Tbk	141,600	84,109	(a)
Public Bank Berhad	27,610	110,177	(a)
Sberbank of Russia	302,010	347,730	*
Shinhan Financial Group Co., Ltd.	4,968	173,534	(a)
Siam Commercial Bank PCL	31,100	114,820	(a)
Standard Bank Group Ltd.	8,423	82,252	(a)
State Bank of India	25,810	93,959	(a)
Turkiye Garanti Bankasi AS	78,706	182,980	(a)
Turkiye Halk Bankasi AS	23,308	77,847	(a)
Turkiye Is Bankasi, Class C Shares	55,664	86,695	(a)
Turkiye Vakiflar Bankasi T.A.O., Class D Shares	39,622	50,188	(a)
VTB Bank PJSC	146,880,000	151,727	*
Yapi ve Kredi Bankasi AS	25,307	28,214	(a)
Total Banks		6,866,036
Capital Markets — 0.1%
Yuanta Financial Holding Co., Ltd.	177,050	65,759	(a)
Consumer Finance — 0.1%
Gentera SAB de CV	23,000	37,579
Diversified Financial Services — 1.1%
Ayala Corp.	4,120	67,775	(a)
FirstRand Ltd.	27,885	99,124	(a)
Fubon Financial Holding Co., Ltd.	73,000	114,029	(a)
Grupo de Inversiones Suramericana SA	7,173	83,350
GT Capital Holdings Inc.	1,920	52,128	(a)
Haci Omer Sabanci Holding AS	32,533	95,471	(a)
Metro Pacific Investments Corp.	417,400	44,562	(a)
Moscow Exchange MICEX-RTS PJSC	33,550	41,058	*
Remgro Ltd.	6,669	121,581	(a)
Total Diversified Financial Services		719,078
Insurance — 1.1%
Cathay Financial Holding Co., Ltd.	93,350	127,726	(a)

See Notes to Financial Statements.

18	QS Batterymarch Emerging Markets Fund 2015 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Insurance — continued
China Life Insurance Co., Ltd.	31,000	$108,208	(a)
China Pacific Insurance (Group) Co., Ltd., Class H Shares	12,800	47,406	(a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	23,000	114,795	(a)
Powszechny Zaklad Ubezpieczen SA	930	95,514	(a)
Samsung Fire & Marine Insurance Co., Ltd.	426	99,966	(a)
Samsung Life Insurance Co., Ltd.	898	75,019	(a)
Sanlam Ltd.	20,304	87,873	(a)
Total Insurance		756,507
Real Estate Investment Trusts (REITs) — 0.1%
Emlak Konut Gayrimenkul Yatirim	55,908	46,396	(a)
Real Estate Management & Development — 0.5%
Ayala Land Inc.	161,800	118,063	(a)
China Overseas Land & Investment Ltd.	16,060	49,116	(a)
SM Prime Holdings Inc.	199,400	88,333	(a)
Talaat Moustafa Group	69,432	59,853	(a)
Total Real Estate Management & Development		315,365
Thrifts & Mortgage Finance — 0.6%
Housing Development Finance Corp., Ltd.	23,040	426,591	(a)
Total Financials		9,233,311
Health Care — 4.4%
Health Care Equipment & Supplies — 0.1%
Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares	148,000	94,128	(a)
Health Care Providers & Services — 1.1%
Life Healthcare Group Holdings Ltd.	31,732	81,666	(a)
Mediclinic International Ltd.	18,485	147,558	(a)
Netcare Ltd.	34,187	89,764	(a)
Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares	52,400	110,404	(a)
Sinopharm Group Co., Ltd., Class H Shares	78,400	276,281	(a)
Total Health Care Providers & Services		705,673
Pharmaceuticals — 3.2%
Aspen Pharmacare Holdings Ltd.	13,226	281,239	(a)
Aurobindo Pharma Ltd.	6,790	79,930	(a)
Celltrion Inc.	4,865	280,899	*(a)
China Medical System Holdings Ltd.	83,000	95,042	(a)
CSPC Pharmaceutical Group Ltd.	270,000	238,213	(a)
Dr. Reddy’s Laboratories Ltd.	592	37,542	(a)
Hanmi Pharm. Co., Ltd.	373	117,759	*(a)
Hanmi Science Co., Ltd.	783	92,563	*(a)

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	19

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Pharmaceuticals — continued
Lupin Ltd.	3,790	$117,671	(a)
Luye Pharma Group Ltd.	104,000	93,321	*(a)
Piramal Enterprises Ltd.	2,772	36,617	(a)
Shanghai Fosun Pharmaceutical Group Co., Ltd.	30,000	94,654	(a)
Sino Biopharmaceutical Ltd.	192,000	238,536	(a)
Sun Pharmaceutical Industries Ltd.	15,482	205,984	(a)
Yuhan Corp.	604	124,364	(a)
Total Pharmaceuticals		2,134,334
Total Health Care		2,934,135
Industrials — 9.5%
Aerospace & Defense — 0.2%
AviChina Industry & Technology Co., Ltd.	48,000	35,928	(a)
Embraer SA	18,100	116,421
Total Aerospace & Defense		152,349
Air Freight & Logistics — 0.1%
Hyundai Glovis Co., Ltd.	332	62,222	(a)
Airlines — 0.5%
Air China Ltd., Class H Shares	44,000	35,402	(a)
China Airlines Ltd.	200,000	68,488	*(a)
EVA Airways Corp.	138,000	77,285	*(a)
Turk Hava Yollari Anonim Ortakligi	65,371	172,342	*(a)
Total Airlines		353,517
Commercial Services & Supplies — 0.1%
China Everbright International Ltd.	55,000	77,960	(a)
Construction & Engineering — 1.5%
China Communications Construction Co., Ltd., Class H Shares	92,000	113,997	(a)
China Railway Construction Corp., Ltd., Class H Shares	43,000	63,865	(a)
China Railway Group Ltd., Class H Shares	84,000	77,268	(a)
China State Construction International Holdings Ltd.	34,000	48,840	(a)
CTCI Corp.	62,000	74,313	(a)
Dialog Group Berhad	185,664	67,773	(a)
Gamuda Berhad	83,500	83,494	(a)
Hyundai Engineering & Construction Co., Ltd.	1,344	39,070	(a)
IJM Corp. Berhad	126,800	93,019	(a)
Larsen & Toubro Ltd.	11,177	250,172	(a)
Promotora y Operadora de Infraestructura SAB de CV	7,600	83,261	*
Total Construction & Engineering		995,072

See Notes to Financial Statements.

20	QS Batterymarch Emerging Markets Fund 2015 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Electrical Equipment — 0.5%
Bharat Heavy Electricals Ltd.	23,215	$73,160	(a)
Shanghai Electric Group Co., Ltd., Class H Shares	50,000	27,638	(a)
Teco Electric & Machinery Co., Ltd.	131,000	103,534	(a)
Zhuzhou CSR Times Electric Co., Ltd., Class H Shares	12,500	93,285	(a)
Total Electrical Equipment		297,617
Industrial Conglomerates — 3.6%
Aboitiz Equity Ventures Inc.	80,770	99,319	(a)
Alfa SAB de CV, Series A Shares	108,071	210,198
Beijing Enterprises Holdings Ltd.	8,500	51,346	(a)
Bidvest Group Ltd.	25,090	591,770	(a)
CITIC Ltd.	48,000	87,849	(a)
DMCI Holdings Inc.	202,050	55,493	(a)
Enka Insaat ve Sanayi AS	14,473	23,933	(a)
Far Eastern New Century Corp.	258,406	231,128	(a)
Grupo Carso SA de CV, Series A1 Shares	16,300	73,281
JG Summit Holdings Inc.	98,700	150,018	(a)
Koc Holding AS	48,609	189,756	(a)
LG Corp.	1,530	78,335	(a)
Samsung C&T Corp.	1,028	127,852	*(a)
Siemens Ltd.	3,049	61,874	(a)
Sime Darby Berhad	133,400	236,445	(a)
SM Investments Corp.	6,300	120,227	(a)
Total Industrial Conglomerates		2,388,824
Machinery — 1.1%
China Conch Venture Holdings Ltd.	17,500	37,366	(a)
CRRC Corp. Ltd., Class H Shares	86,700	111,174	*(a)
Eicher Motors Ltd.	428	116,330	(a)
Hiwin Technologies Corp.	17,067	91,335	(a)
Hyundai Heavy Industries Co., Ltd.	752	61,657	*(a)
PT United Tractors Tbk	204,400	245,045	(a)
Weg SA	18,540	72,252
Total Machinery		735,159
Marine — 0.4%
China COSCO Holdings Co., Ltd., Class H Shares	74,000	41,680	*(a)(b)
China Shipping Container Lines Co., Ltd., Class H Shares	118,000	41,842	*(a)(b)
Evergreen Marine Corp. (Taiwan) Ltd.	145,440	61,314	(a)
MISC Berhad	56,000	112,129	(a)
Yang Ming Marine Transport Corp.	111,000	32,123	*(a)
Total Marine		289,088

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	21

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Road & Rail — 0.1%
Container Corp. of India Ltd.	2,648	$59,484	(a)
Trading Companies & Distributors — 0.1%
Barloworld Ltd.	14,699	80,139	(a)
Transportation Infrastructure — 1.3%
Adani Ports and Special Economic Zone Ltd.	19,767	90,382	(a)
CCR SA	25,900	79,506
China Merchants Holdings International Co., Ltd.	28,000	82,887	(a)
COSCO Pacific Ltd.	56,000	63,877	(a)(b)
Grupo Aeroportuario del Sureste SA de CV, Series B Shares	5,900	90,034
International Container Terminal Services Inc.	16,050	25,827	(a)
Malaysia Airports Holdings Berhad	41,700	49,850	(a)
PT Jasa Marga (Persero) Tbk	259,300	85,677	(a)
TAV Havalimanlari Holding AS	21,003	165,000	(a)
Westports Holdings Berhad	57,500	55,630	(a)
Zhejiang Expressway Co., Ltd., Class H Shares	38,000	41,857	(a)
Total Transportation Infrastructure		830,527
Total Industrials		6,321,958
Information Technology — 4.6%
Communications Equipment — 0.1%
AAC Technologies Holdings Inc.	10,500	65,747	(a)
Electronic Equipment, Instruments & Components — 0.2%
Hon Hai Precision Industry Co., Ltd.	47,182	123,414	(a)
Internet Software & Services — 1.6%
Media Tek Inc.	7,000	52,238	(a)
Naver Corp.	63	27,364	(a)
Tencent Holdings Ltd.	59,600	1,003,935	(a)
Total Internet Software & Services		1,083,537
IT Services — 1.3%
Cielo SA	25,020	231,361
HCL Technologies Ltd.	6,594	99,168	(a)
Infosys Ltd.	15,310	271,727	(a)
SK Holdings Co., Ltd.	387	80,003	(a)
Tata Consultancy Services Ltd.	3,023	119,186	(a)
Wipro Ltd.	8,798	80,291	(a)
Total IT Services		881,736
Semiconductors & Semiconductor Equipment — 0.6%
GCL-Poly Energy Holdings Ltd.	216,000	42,184	*(a)
Hanergy Thin Film Power Group Ltd.	158,000	408	*(a)(b)

See Notes to Financial Statements.

22	QS Batterymarch Emerging Markets Fund 2015 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
SK Hynix Inc.	2,580	$73,729	(a)
Taiwan Semiconductor Manufacturing Co., Ltd.	72,715	290,170	(a)
Total Semiconductors & Semiconductor Equipment		406,491
Software — 0.1%
Totvs SA	5,300	40,293
Technology Hardware, Storage & Peripherals — 0.7%
Lenovo Group Ltd.	96,000	81,514	(a)
Samsung Electronics Co., Ltd.	392	376,985	(a)
Total Technology Hardware, Storage & Peripherals		458,499
Total Information Technology		3,059,717
Materials — 11.0%
Chemicals — 3.4%
Asian Paints Ltd.	10,821	139,023	(a)
Formosa Chemicals & Fibre Corp.	69,000	140,213	(a)
Formosa Plastics Corp.	87,000	183,643	(a)
Grupa Azoty SA	3,919	91,344	*(a)
Hyosung Corp.	498	47,618	(a)
Indorama Ventures PCL	103,000	65,271	(a)
LG Chem Ltd.	816	198,277	(a)
Lotte Chemical Corp.	299	68,680	(a)
Mexichem SA de CV	20,800	51,124
Nan Ya Plastics Corp.	96,000	162,826	(a)
OCI Co., Ltd.	529	37,066	(a)
Petronas Chemicals Group Berhad	413,300	578,113	(a)
PTT Global Chemical PCL	112,100	166,011	(a)
Sinopec Shanghai Petrochemical Co., Ltd.	310,000	120,953	*(a)
Synthos SA	49,927	49,754	(a)
UPL Ltd.	10,794	75,736	(a)
Uralkali PJSC	21,842	64,459	*
Total Chemicals		2,240,111
Construction Materials — 3.2%
Ambuja Cements Ltd.	29,593	92,981	(a)
Anhui Conch Cement Co., Ltd., Class H Shares	91,000	269,446	(a)
Asia Cement Corp.	76,643	75,042	(a)
BBMG Corp., Class H Shares	87,000	60,450	(a)
Cementos Argos SA	43,548	133,134
Cemex SA de CV	296,004	206,617
China National Building Material Co., Ltd.	216,000	125,326	(a)

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	23

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Construction Materials — continued
China Resources Cement Holdings Ltd.	162,000	$73,551	(a)
Grupo Argos SA	30,956	179,452
Lafarge Malaysia Berhad	66,500	136,249	(a)
PT Indocement Tunggal Prakarsa Tbk	125,000	141,189	(a)
PT Semen Indonesia (Persero) Tbk	252,000	156,426	(a)
Shree Cement Ltd.	348	61,493	(a)
Siam Cement PCL	23,800	306,236	(a)
Taiwan Cement Corp.	49,000	49,731	(a)
Ultratech Cement Ltd.	1,443	59,034	(a)
Total Construction Materials		2,126,357
Metals & Mining — 3.6%
Alrosa AO	72,800	63,963
Aluminum Corporation of China Ltd.	340,000	106,006	*(a)
AngloGold Ashanti Ltd.	9,514	76,468	*(a)
China Steel Corp.	225,600	131,662	(a)
Compania de Minas Buenaventura SA, ADR	9,800	58,408
Fosun International Ltd.	35,000	60,450	(a)
Gold Fields Ltd.	19,654	51,748	(a)
Grupo Mexico SAB de CV, Series B Shares	83,400	201,730
Hindalco Industries Ltd.	42,981	46,880	(a)
Hyundai Steel Co.	1,503	65,738	(a)
Impala Platinum Holdings Ltd.	13,262	36,787	*(a)
Industrias Penoles SA de CV	3,065	41,920
Jiangxi Copper Co., Ltd., Class H Shares	106,000	130,004	(a)
JSW Steel Ltd.	2,388	31,955	(a)
KGHM Polska Miedz SA	10,849	234,611	(a)
Korea Zinc Co., Ltd.	198	77,466	(a)
MMC Norilsk Nickel PJSC, ADR	18,556	266,655	(a)
POSCO	1,223	172,655	(a)
Severstal PAO	8,740	92,511	*
Southern Copper Corp.	7,800	208,416
Tata Steel Ltd.	12,132	39,699	(a)
Vale SA	12,100	50,604
Vedanta Ltd.	32,797	42,294	(a)
Zijin Mining Group Co., Ltd., Class H Shares	374,000	99,191	(a)
Total Metals & Mining		2,387,821
Paper & Forest Products — 0.8%
Empresas CMPC SA	141,140	362,971

See Notes to Financial Statements.

24	QS Batterymarch Emerging Markets Fund 2015 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Paper & Forest Products — continued
Fibria Celulose SA	2,800	$37,997
Mondi Ltd.	3,707	77,803	(a)
Nine Dragons Paper Holdings Ltd.	100,000	52,478	(a)
Total Paper & Forest Products		531,249
Total Materials		7,285,538
Telecommunication Services — 10.9%
Diversified Telecommunication Services — 2.6%
Alibaba Health Information Technology Ltd.	48,000	30,552	*(a)
China Telecom Corp., Ltd.	200,000	96,388	(a)
China Unicom (Hong Kong) Ltd.	112,000	142,211	(a)
Chunghwa Telecom Co., Ltd.	103,000	309,368	(a)
KT Corp.	2,989	77,533	*(a)
LG Uplus Corp.	30,504	312,181	(a)
PT Telekomunikasi Indonesia Persero Tbk	1,651,500	296,740	(a)
PT XL Axiata Tbk	139,500	24,937	*(a)
Rostelecom	65,680	85,184	*
Telekom Malaysia Berhad	70,900	107,980	(a)
True Corp. PCL	422,623	113,530	*(a)
Turk Telekomunikasyon AS	81,877	161,452	(a)
Total Diversified Telecommunication Services		1,758,056
Wireless Telecommunication Services — 8.3%
Advanced Info Service PCL	36,000	224,163	(a)
America Movil SAB de CV, Series L Shares	615,786	511,792
Axiata Group Berhad	101,800	134,354	(a)
Bharti Airtel Ltd.	56,145	289,661	(a)
Bharti Infratel Ltd.	22,956	124,611	(a)
China Mobile Ltd.	94,000	1,118,233	(a)
DiGi.Com Berhad	202,900	256,205	(a)
Far EasTone Telecommunications Co., Ltd.	73,000	157,564	(a)
Globe Telecom Inc.	2,025	102,181	(a)
Idea Cellular Ltd.	52,387	118,695	(a)
Maxis Berhad	98,100	146,341	(a)
MegaFon PJSC, GDR	5,094	61,957	(a)
Mobile TeleSystems PJSC, ADR	35,900	259,198
MTN Group Ltd.	35,523	457,329	(a)
Philippine Long Distance Telephone Co.	4,355	203,949	(a)
PT Tower Bersama Infrastructure Tbk	70,600	31,634	*(a)
Reliance Communications Ltd.	36,583	37,772	*(a)

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	25

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Wireless Telecommunication Services — continued
Sistema JSFC, Registered Shares, GDR	11,811	$81,462	(a)
SK Telecom Co., Ltd.	1,390	307,881	(a)
Taiwan Mobile Co., Ltd.	79,000	241,412	(a)
Tim Participacoes SA	40,900	77,477
Turkcell Iletisim Hizmetleri AS	137,393	479,435	(a)
Vodacom Group Ltd.	7,965	79,163	(a)
Total Wireless Telecommunication Services		5,502,469
Total Telecommunication Services		7,260,525
Utilities — 7.6%
Electric Utilities — 3.2%
CEZ AS	15,503	322,793	(a)
Enea SA	15,574	55,468	(a)
Energa SA	13,310	59,160	(a)
Enersis SA	816,065	205,179
Equatorial Energia SA	8,800	75,159
Korea Electric Power Corp.	15,860	652,929	(a)
PGE Polska Grupa Energetyczna SA	48,502	172,433	(a)
Tata Power Co., Ltd.	128,107	127,317	(a)
Tauron Polska Energia SA	70,347	60,803	(a)
Tenaga Nasional Berhad	156,200	427,916	(a)
Total Electric Utilities		2,159,157
Gas Utilities — 1.4%
China Gas Holdings Ltd.	64,000	88,431	(a)
China Resources Gas Group Ltd.	32,000	82,788	(a)
ENN Energy Holdings Ltd.	22,000	106,294	(a)
GAIL India Ltd.	42,350	197,303	(a)
Korea Gas Corp.	2,462	82,898	(a)
Petronas Gas Berhad	8,700	43,557	(a)
PT Perusahaan Gas Negara	1,784,500	310,103	(a)
Total Gas Utilities		911,374
Independent Power and Renewable Electricity Producers — 2.3%
Aboitiz Power Corp.	120,900	111,812	(a)
AES Gener SA	122,896	56,679
CGN Power Co., Ltd., Class H Shares	250,000	105,388	(a)
China Longyuan Power Group Corp., Ltd., Class H Shares	125,000	135,108	(a)
China Power International Development Ltd.	123,000	80,778	(a)
China Resources Power Holdings Co., Ltd.	56,000	127,790	(a)
Colbun SA	302,570	77,382

See Notes to Financial Statements.

26	QS Batterymarch Emerging Markets Fund 2015 Annual Report

QS Batterymarch Emerging Markets Fund

Security	Shares	Value
Independent Power and Renewable Electricity Producers — continued
Datang International Power Generation Co., Ltd.	122,000	$46,150	(a)
Empresa Nacional de Electricidad SA	138,252	162,531
Energy Development Corp.	1,204,000	142,306	(a)
Huadian Power International Corp., Ltd.	78,000	61,262	(a)
Huaneng Power International Inc., Class H Shares	104,000	113,117	(a)
Huaneng Renewables Corp., Ltd., Class H Shares	170,000	63,569	(a)
NTPC Ltd.	99,616	188,491	(a)
Tractebel Energia SA	7,900	67,273
Total Independent Power and Renewable Electricity Producers		1,539,636
Multi-Utilities — 0.1%
YTL Corp. Berhad	209,400	76,336	(a)
Water Utilities — 0.6%
Aguas Andinas SA	101,611	52,847
Beijing Enterprises Water Group Ltd.	162,000	114,527	(a)
Companhia de Saneamento Basico do Estado de Sao Paulo	12,300	49,144
Guangdong Investment Ltd.	106,000	159,135	(a)
Total Water Utilities		375,653
Total Utilities		5,062,156
Total Common Stocks (Cost — $79,386,793)		63,304,725
Preferred Stocks — 2.0%
Consumer Discretionary — 0.2%
Automobiles — 0.1%
Hyundai Motor Co., Ltd.	555	53,673	(a)
Multiline Retail — 0.1%
Lojas Americanas SA	17,700	72,327
Total Consumer Discretionary		126,000
Consumer Staples — 0.2%
Beverages — 0.2%
Embotelladora Andina SA, Class B Shares	30,460	104,154
Food & Staples Retailing — 0.0%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	1,400	17,766
Total Consumer Staples		121,920
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
AK Transneft OAO	14	31,609	*
Petroleo Brasileiro SA	58,900	107,563	*
Total Energy		139,172

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	27

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Emerging Markets Fund

Security			Shares		Value
Financials — 0.6%
Banks — 0.6%
Banco Bradesco SA			13,020		$70,346
Banco Davivienda SA			4,555		35,374
Bancolombia SA			13,784		111,422
Grupo Aval Acciones y Valores SA			120,610		45,896
Itau Unibanco Holding SA			14,850		99,300
Itausa — Investimentos Itau SA			17,895		32,228
Total Financials					394,566
Information Technology — 0.1%
Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co., Ltd.			89		69,347	(a)
Materials — 0.3%
Chemicals — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B Shares			10,831		157,166
Metals & Mining — 0.1%
Gerdau SA			15,800		21,800
Vale SA			18,200		61,149
Total Metals & Mining					82,949
Total Materials					240,115
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Telefonica Brasil SA			16,400		151,693
Utilities — 0.2%
Electric Utilities — 0.2%
Companhia Energetica de Minas Gerais			23,200		40,905
Companhia Paranaense de Energia-Copel			6,100		50,222
Total Electric Utilities					91,127
Independent Power and Renewable Electricity Producers — 0.0%
Companhia Energetica de Sao Paulo			6,200		23,786
Total Utilities					114,913
Total Preferred Stocks (Cost — $2,836,260)					1,357,726

Rate		Maturity Date	Face Amount†
Corporate Bond & Notes — 0.1%
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
NTPC Ltd., Secured Bonds (Cost — $37,364)	8.490%	3/25/25	2,236,875	INR	35,897	(a)

See Notes to Financial Statements.

28	QS Batterymarch Emerging Markets Fund 2015 Annual Report

QS Batterymarch Emerging Markets Fund

Security		Expiration Date	Rights	Value
Rights — 0.0%
Fosun International Ltd. (Cost — $0)		10/19/15	3,920	$0	*(a)(c)
Total Investments before Short-Term Investments (Cost — $82,260,417)				64,698,348

	Rate		Shares
Short-Term Investments — 2.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $1,410,663)	0.125%		1,410,663	1,410,663
Total Investments — 99.4% (Cost — $83,671,080#)				66,109,011
Other Assets in Excess of Liabilities — 0.6%				422,178
Total Net Assets — 100.0%				$66,531,189

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Illiquid security (unaudited).

(c)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is $83,707,830.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
INR	— Indian Rupee
NVDR	— Non Voting Depositary Receipt
PJSC	— Private Joint Stock Company

Summary of Investments by Country** (unaudited)
China	17.0%
South Korea	10.1
India	8.6
Malaysia	7.8
Taiwan	7.5
Turkey	6.6
South Africa	5.9
Chile	4.3
Mexico	4.2
Thailand	4.0
Russia	3.8
Indonesia	3.5
Brazil	3.4
Poland	2.7

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	29

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Emerging Markets Fund

Summary of Investments by Country** (unaudited) (cont’d)
Philippines	2.2%
Colombia	1.2
Peru	1.2
Hong Kong	1.1
Czech Republic	1.1
Hungary	0.6
Egypt	0.6
Greece	0.5
Short-Term Investments	2.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2015 and are subject to change.

See Notes to Financial Statements.

30	QS Batterymarch Emerging Markets Fund 2015 Annual Report

Statement of assets and liabilities

September 30, 2015

Assets:
Investments, at value (Cost — $83,671,080)	$66,109,011
Foreign currency, at value (Cost — $232,687)	230,733
Dividends and interest receivable	246,539
Deposits with brokers for open futures contracts	207,885
Receivable for Fund shares sold	141,782
Prepaid expenses	49,185
Other assets	96,014
Total Assets	67,081,149

Liabilities:
Payable for Fund shares repurchased	146,230
Trustees’ fees payable	97,253
Due to custodian	40,800
Service and/or distribution fees payable	38,362
Investment management fee payable	27,896
Payable to broker — variation margin on open futures contracts	22,384
Accrued foreign capital gains tax	14,743
Accrued expenses	162,292
Total Liabilities	549,960
Total Net Assets	$66,531,189

Net Assets:
Par value (Note 7)	$44
Paid-in capital in excess of par value	134,815,978
Undistributed net investment income	264,571
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(50,924,377)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(17,625,027)	†
Total Net Assets	$66,531,189

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	31

Statement of assets and liabilities (cont’d)

September 30, 2015

Net Assets:
Class A	$4,401,256
Class C	$44,040,172
Class FI	$2,667,259
Class R	$26,145
Class I	$15,381,239
Class IS	$15,118

Shares Outstanding:
Class A	291,061
Class C	2,922,519
Class FI	172,545
Class R	1,710
Class I	990,980
Class IS	974

Net Asset Value:
Class A (and redemption price)	$15.12
Class C*	$15.07
Class FI (and redemption price)	$15.46
Class R (and redemption price)	$15.29
Class I (and redemption price)	$15.52
Class IS (and redemption price)	$15.53
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.04

†	Net of accrued foreign capital gains tax of $14,743.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

32	QS Batterymarch Emerging Markets Fund 2015 Annual Report

Statement of operations

For the Year Ended September 30, 2015

Investment Income:
Dividends	$2,473,274
Interest	1,942
Less: Foreign taxes withheld	(277,013)
Total Investment Income	2,198,203

Expenses:
Investment management fee (Note 2)	787,101
Service and/or distribution fees (Notes 2 and 5)	612,890
Transfer agent fees (Note 5)	283,441
Custody fees	180,730
Registration fees	89,306
Audit and tax fees	42,368
Shareholder reports	32,008
Legal fees	30,279
Fund accounting fees	23,748
Fees recaptured by investment manager (Note 2)	16,464
Trustees’ fees	7,759
Insurance	2,861
Miscellaneous expenses	39,269
Total Expenses	2,148,224
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(605,758)
Net Expenses	1,542,466
Net Investment Income	655,737

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(776,757)	†
Futures contracts	(240,239)
Foreign currency transactions	(179,684)
Net Realized Loss	(1,196,680)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(17,851,847)	‡
Futures contracts	80,261
Foreign currencies	4,033
Change in Net Unrealized Appreciation (Depreciation)	(17,767,553)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(18,964,233)
Decrease in Net Assets from Operations	$(18,308,496)

†	Net of foreign capital gains tax of $38,552.

‡	Net of change in accrued foreign capital gains tax of $(62,388).

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	33

Statements of changes in net assets

For the Year Ended September 30, 2015, the Period Ended September 30, 2014 and the Year Ended December 31, 2013	2015	2014†	2013

Operations:
Net investment income	$655,737	$883,612	$3,409,515
Net realized gain (loss)	(1,196,680)	23,402,312	4,729,438
Change in net unrealized appreciation (depreciation)	(17,767,553)	(25,531,418)	(55,447,818)
Decrease in Net Assets from Operations	(18,308,496)	(1,245,494)	(47,308,865)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(450,004)	—	(2,577,597)
Decrease in Net Assets from Distributions to Shareholders	(450,004)	—	(2,577,597)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	7,638,200	10,757,287	94,448,024
Reinvestment of distributions	400,333	—	2,429,384
Cost of shares repurchased	(35,197,348)	(64,517,329)	(354,942,069)
Decrease in Net Assets from Fund Share Transactions	(27,158,815)	(53,760,042)	(258,064,661)
Decrease in Net Assets	(45,917,315)	(55,005,536)	(307,951,123)

Net Assets:
Beginning of year	112,448,504	167,454,040	475,405,163
End of year*	$66,531,189	$112,448,504	$167,454,040
*Includes undistributed (overdistributed) net investment income, respectively, of:	$264,571	$271,825	$(196,154)

†	For the period January 1, 2014 through September 30, 2014.

See Notes to Financial Statements.

34	QS Batterymarch Emerging Markets Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$19.00	$18.95	$20.80	$18.46	$23.98	$20.35

Income (loss) from operations:
Net investment income	0.18	0.20	0.19	0.25	0.22	0.11
Net realized and unrealized gain (loss)	(3.90)	(0.15)	(1.72)	2.43	(5.64)	3.61
Total income (loss) from operations	(3.72)	0.05	(1.53)	2.68	(5.42)	3.72

Less distributions from:
Net investment income	(0.16)	—	(0.32)	(0.34)	(0.10)	(0.09)
Total distributions	(0.16)	—	(0.32)	(0.34)	(0.10)	(0.09)

Net asset value, end of year	$15.12	$19.00	$18.95	$20.80	$18.46	$23.98
Total return[5]	(19.70)%	0.21%	(7.31)%	14.59%	(22.56)%	18.33%

Net assets, end of year (000s)	$4,401	$8,845	$11,140	$20,460	$22,642	$17,565

Ratios to average net assets:
Gross expenses[6]	1.86%[7]	1.87%[8]	1.72%[7]	1.62%[7]	1.62%[7]	1.63%
Net expenses[6,9,10]	1.28 [7]	1.50 [8]	1.49 [7]	1.48 [7]	1.49 [7]	1.50
Net investment income	1.00	1.41 [8]	0.94	1.27	1.01	0.51

Portfolio turnover rate	19%	120%	140%	104%	99%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.25%. Acquired fund fees and expenses are subject to the expense limitation arrangement. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to November 7, 2014, the ratio of expenses to average net assets of Class A shares did not exceed 1.50%.

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$18.95	$19.01	$20.83	$18.42	$23.97	$20.42

Income (loss) from operations:
Net investment income (loss)	0.08	0.09	0.06	0.11	0.07	(0.05)
Net realized and unrealized gain (loss)	(3.92)	(0.15)	(1.74)	2.42	(5.62)	3.60
Total income (loss) from operations	(3.84)	(0.06)	(1.68)	2.53	(5.55)	3.55

Less distributions from:
Net investment income	(0.04)	—	(0.14)	(0.12)	—	—
Total distributions	(0.04)	—	(0.14)	(0.12)	—	—

Net asset value, end of year	$15.07	$18.95	$19.01	$20.83	$18.42	$23.97
Total return[5]	(20.29)%	(0.32)%	(8.03)%	13.77%	(23.15)%	17.39%

Net assets, end of year (000s)	$44,040	$70,838	$88,357	$133,381	$161,997	$273,698

Ratios to average net assets:
Gross expenses[6]	2.59%[7]	2.63%[8]	2.48%[7]	2.41%[7]	2.40%[7]	2.34%
Net expenses[6,9,10]	2.02 [7]	2.25 [8]	2.24 [7]	2.23 [7]	2.25 [7]	2.25
Net investment income (loss)	0.42	0.63 [8]	0.33	0.54	0.32	(0.24)

Portfolio turnover rate	19%	120%	140%	104%	99%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.00%. Acquired fund fees and expenses are subject to the expense limitation arrangement. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to November 7, 2014, the ratio of expenses to average net assets of Class C shares did not exceed 2.25%.

See Notes to Financial Statements.

36	QS Batterymarch Emerging Markets Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$19.45	$19.41	$21.27	$18.85	$24.47	$20.77

Income (loss) from operations:
Net investment income	0.21	0.18	0.21	0.25	0.24	0.11
Net realized and unrealized gain (loss)	(4.00)	(0.14)	(1.77)	2.48	(5.76)	3.68
Total income (loss) from operations	(3.79)	0.04	(1.56)	2.73	(5.52)	3.79

Less distributions from:
Net investment income	(0.20)	—	(0.30)	(0.31)	(0.10)	(0.09)
Total distributions	(0.20)	—	(0.30)	(0.31)	(0.10)	(0.09)

Net asset value, end of year	$15.46	$19.45	$19.41	$21.27	$18.85	$24.47
Total return[5]	(19.65)%	0.21%	(7.32)%	14.56%	(22.56)%	18.31%

Net assets, end of year (000s)	$2,667	$5,018	$7,595	$18,741	$20,543	$35,116

Ratios to average net assets:
Gross expenses[6]	1.81%[7]	1.99%[7,8]	1.85%[7]	1.65%[7]	1.69%[7]	1.57%
Net expenses[6,9,10]	1.27 [7]	1.50 [7,8]	1.49 [7]	1.48 [7]	1.50 [7]	1.50
Net investment income	1.13	1.27 [8]	1.05	1.23	1.08	0.51

Portfolio turnover rate	19%	120%	140%	104%	99%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.25%. Acquired fund fees and expenses are subject to the expense limitation arrangement. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to November 7, 2014, the ratio of expenses to average net assets of Class FI shares did not exceed 1.50%.

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[4,5]

Net asset value, beginning of year	$19.08	$19.00	$20.86	$18.48	$23.69

Income (loss) from operations:
Net investment income	0.28	0.10	0.20	0.05	0.10
Net realized and unrealized gain (loss)	(4.07)	(0.02)	(1.79)	2.60	(5.26)
Total income (loss) from operations	(3.79)	0.08	(1.59)	2.65	(5.16)

Less distributions from:
Net investment income	—	—	(0.27)	(0.27)	(0.05)
Total distributions	—	—	(0.27)	(0.27)	(0.05)

Net asset value, end of year	$15.29	$19.08	$19.00	$20.86	$18.48
Total return[6]	(19.86)%	0.42%	(7.59)%	14.38%	(21.77)%

Net assets, end of year (000s)	$26	$7	$129	$44	$2

Ratios to average net assets:
Gross expenses[7]	1.99%[8]	2.49%[8,9]	2.30%	1.99%[8]	2.69%[9]
Net expenses[7,10,11]	1.50 [8]	1.75 [8,9]	1.74	1.74 [8]	1.75 [9]
Net investment income	1.57	0.71 [9]	1.03	0.22	0.74 [9]

Portfolio turnover rate	19%	120%	140%	104%	99%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]	For the period May 18, 2011 (inception date) to December 31, 2011.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[9]	Annualized.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class R shares did not exceed 1.50%. Acquired fund fees and expenses are subject to the expense limitation arrangement. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to November 7, 2014, the ratio of expenses to average net assets of Class R shares did not exceed 1.75%.

See Notes to Financial Statements.

38	QS Batterymarch Emerging Markets Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$19.43	$19.39	$21.21	$18.81	$24.42	$20.75

Income (loss) from operations:
Net investment income	0.26	0.17	0.31	0.30	0.29	0.16
Net realized and unrealized gain (loss)	(4.03)	(0.13)	(1.85)	2.46	(5.75)	3.68
Total income (loss) from operations	(3.77)	0.04	(1.54)	2.76	(5.46)	3.84

Less distributions from:
Net investment income	(0.14)	—	(0.28)	(0.36)	(0.15)	(0.17)
Total distributions	(0.14)	—	(0.28)	(0.36)	(0.15)	(0.17)

Net asset value, end of year	$15.52	$19.43	$19.39	$21.21	$18.81	$24.42
Total return[5]	(19.47)%	0.15%	(7.26)%	14.73%	(22.37)%	18.58%

Net assets, end of year (000s)	$15,381	$26,788	$59,183	$255,513	$366,930	$443,981

Ratios to average net assets:
Gross expenses[6]	2.04%	1.66%[7]	1.52%	1.39%	1.30%	1.27%
Net expenses[6,8,9]	1.03	1.54 [7]	1.43	1.33	1.26	1.25
Net investment income	1.39	1.15 [7]	1.51	1.49	1.29	0.74

Portfolio turnover rate	19%	120%	140%	104%	99%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.95%. Acquired fund fees and expenses are subject to the expense limitation arrangement. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to November 7, 2014, the manager had agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses at the annual rate of 0.06% of average daily net assets for Class I shares. The calculations of any required waivers and reimbursements were done on a daily basis. No such waivers or reimbursements were made beyond the amount necessary to reduce the class’ annualized expenses to 1.25% of average daily net assets on any given day.

See Notes to Financial Statements.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2015	2014[2]	2013[3]	2012[3,4]	2011[3,4]	2010[3,4]

Net asset value, beginning of year	$19.46	$19.38	$21.23	$18.82	$24.43	$20.76

Income (loss) from operations:
Net investment income	0.05	0.25	0.30	0.33	0.31	0.16
Net realized and unrealized gain (loss)	(3.78)	(0.17)	(1.77)	2.46	(5.77)	3.69
Total income (loss) from operations	(3.73)	0.08	(1.47)	2.79	(5.46)	3.85

Less distributions from:
Net investment income	(0.20)	—	(0.38)	(0.38)	(0.15)	(0.18)
Total distributions	(0.20)	—	(0.38)	(0.38)	(0.15)	(0.18)

Net asset value, end of year	$15.53	$19.46	$19.38	$21.23	$18.82	$24.43
Total return[5]	(19.30)%	0.41%	(6.88)%	14.89%	(22.36)%	18.59%

Net assets, end of year (000s)	$15	$953	$1,050	$47,266	$56,420	$71,489

Ratios to average net assets:
Gross expenses[6]	1.63%[7]	1.62%[8]	1.31%[7]	1.29%[7]	1.26%[7]	1.23%
Net expenses[6,9,10]	1.13 [7]	1.25 [8]	1.20 [7]	1.23 [7]	1.24 [7]	1.23
Net investment income	0.26	1.71 [8]	1.49	1.63	1.37	0.76

Portfolio turnover rate	19%	120%	140%	104%	99%	64%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through September 30, 2014.

[3]	For the year ended December 31.

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.85%. Acquired fund fees and expenses are subject to the expense limitation arrangement. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. During the period November 7, 2014 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.95%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. Prior to November 7, 2014, the ratio of expenses to average net assets of Class IS shares did not exceed 1.25%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

40	QS Batterymarch Emerging Markets Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch Emerging Markets Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

QS Batterymarch Emerging Markets Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

42	QS Batterymarch Emerging Markets Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$1,137,606	$7,036,903		—	$8,174,509
Consumer staples	1,132,410	7,205,167		—	8,337,577
Energy	594,971	5,040,328		—	5,635,299
Financials	2,209,845	7,023,466		—	9,233,311
Health care	—	2,934,135		—	2,934,135
Industrials	724,953	5,597,005		—	6,321,958
Information technology	271,654	2,787,655		$408	3,059,717
Materials	1,753,306	5,532,232		—	7,285,538
Telecommunication services	933,651	6,326,874		—	7,260,525
Utilities	746,194	4,315,962		—	5,062,156
Preferred stocks:
Consumer discretionary	72,327	53,673		—	126,000
Information technology	—	69,347		—	69,347
Other preferred stocks	1,162,379	—		—	1,162,379
Corporate bond & notes	—	35,897		—	35,897
Rights	—	0	*	—	0	*
Total long-term investments	$10,739,296	$53,958,644		$408	$64,698,348
Short-term investments†	1,410,663	—		—	1,410,663
Total investments	$12,149,959	$53,958,644		$408	$66,109,011

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$22,590	—		—	$22,590

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

For the year ended September 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2015, securities valued at $51,607,274 were classified as Level 2 within the fair value hierarchy

QS Batterymarch Emerging Markets Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

At September 30, 2015, securities valued at $1,468,224 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

44	QS Batterymarch Emerging Markets Fund 2015 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

QS Batterymarch Emerging Markets Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of September 30, 2015, there was $14,743 of capital gains tax liabilities accrued on unrealized gains.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(212,987)	$212,987

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of foreign capital gain taxes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s subadviser.

46	QS Batterymarch Emerging Markets Fund 2015 Annual Report

Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, effective November 7, 2014, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. Prior to November 7, 2014, the Fund paid an investment management fee at an annual rate of 1.00% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of a certain portion of cash and short-term instruments, which is allocated to Western Asset. For its services, LMPFA pays QS Batterymarch a fee equal to 75% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.25%, 2.00%, 1.25%, 1.50% and 0.95%, respectively. As a result of expense limitation arrangements, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the period November 7, 2014 through August 2, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.95%. In addition, total annual fund operating expenses for Class IS shares did not exceed the total annual fund operating expenses for Class I shares.

Prior to November 7, 2014, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A,

QS Batterymarch Emerging Markets Fund 2015 Annual Report	47

Notes to financial statements (cont’d)

Class C, Class FI, Class R and Class IS shares did not exceed 1.50%, 2.25%, 1.50%, 1.75% and 1.25%, respectively. Acquired fund fees and expenses were subject to the expense limitation arrangements. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

Prior to November 7, 2014, LMPFA had also agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), taxes, dividend expense on short sales and extraordinary expenses, at the annual rate of 0.06% of average daily net assets for Class I shares, provided that no waiver or reimbursement was made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets. The calculations of any required waivers and reimbursements were done on a daily basis. Acquired fund fees and expenses were subject to the expense limitation arrangement. This arrangement was not subject to recapture.

During the year ended September 30, 2015, fees waived and/or expenses reimbursed amounted to $605,758.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires September 30, 2016	$31,616	$256,506	$42,561	$737	—	$33,979
Expires September 30, 2017	28,423	221,429	21,127	411	—	3,026
Expires September 30, 2018	37,662	330,890	21,729	108	$209,856	492
Total fee waivers/expense reimbursements subject to recapture	$97,701	$808,825	$85,417	$1,256	$209,856	$37,497

For the year ended September 30, 2015, LMPFA recaptured $4,886, $9,510, $1,795, $3 and $270 for Class A, Class C, Class FI, Class R and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

48	QS Batterymarch Emerging Markets Fund 2015 Annual Report

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2015, LMIS and its affiliates retained sales charges of $626 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2015, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$645

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,972,387
Sales	44,043,301

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,590,677
Gross unrealized depreciation	(21,189,496)
Net unrealized depreciation	$(17,598,819)

At September 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
Mini MSCI Emerging Markets Index Futures	46	12/15	$1,842,120	$1,819,530	$(22,590)

QS Batterymarch Emerging Markets Fund 2015 Annual Report	49

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2015.

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$22,590

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(240,239)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$80,261

During the year ended September 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$1,659,515

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at September 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$22,384	$(22,384)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

50	QS Batterymarch Emerging Markets Fund 2015 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$16,093	$11,269
Class C	586,658	121,726
Class FI	10,028	6,295
Class R	111	24
Class I	—	144,120
Class IS	—	7
Total	$612,890	$283,441

For the year ended September 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$37,662
Class C	330,890
Class FI	21,729
Class R	108
Class I	214,877
Class IS	492
Total	$605,758

6. Distributions to shareholders by class

	Year Ended September 30, 2015	Period Ended September 30, 2014*	Year Ended December 31, 2013
Net Investment Income:
Class A	$71,865	—	$192,085
Class C	147,729	—	711,994
Class FI	48,570	—	131,969
Class R	—	—	1,924
Class I	181,643	—	1,416,703
Class IS	197	—	122,922
Total	$450,004	—	$2,577,597

*	For the period January 1, 2014 through September 30, 2014.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	51

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2015		Period Ended September 30, 2014*		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	36,601	$647,359	44,141	$815,986	147,167	$2,895,251
Shares issued on reinvestment	3,976	71,061	—	—	10,141	190,015
Shares repurchased	(215,101)	(3,852,937)	(166,268)	(3,200,971)	(553,012)	(11,234,681)
Net decrease	(174,524)	$(3,134,517)	(122,127)	$(2,384,985)	(395,704)	$(8,149,415)

Class C
Shares sold	100,807	$1,808,060	141,495	$2,632,976	237,141	$4,676,878
Shares issued on reinvestment	8,101	145,184	—	—	37,251	698,340
Shares repurchased	(925,091)	(16,413,316)	(1,050,829)	(19,673,567)	(2,030,853)	(40,091,477)
Net decrease	(816,183)	$(14,460,072)	(909,334)	$(17,040,591)	(1,756,461)	$(34,716,259)

Class FI
Shares sold	30,498	$545,695	37,818	$720,664	130,077	$2,623,290
Shares issued on reinvestment	2,643	48,281	—	—	6,845	131,268
Shares repurchased	(118,526)	(2,193,388)	(171,181)	(3,164,571)	(626,682)	(12,503,982)
Net decrease	(85,385)	$(1,599,412)	(133,363)	$(2,443,907)	(489,760)	$(9,749,424)

Class R
Shares sold	1,403	$25,460	302	$5,545	7,145	$148,994
Shares issued on reinvestment	—	—	—	—	102	1,924
Shares repurchased	(48)	(833)	(6,757)	(129,471)	(2,563)	(48,011)
Net increase (decrease)	1,355	$24,627	(6,455)	$(123,926)	4,684	$102,907

Class I
Shares sold	256,086	$4,601,626	330,771	$6,280,816	3,697,219	$75,593,904
Shares issued on reinvestment	7,410	135,610	—	—	67,275	1,284,915
Shares repurchased	(651,530)	(11,808,860)	(2,004,628)	(37,930,749)	(12,757,651)	(239,381,268)
Net decrease	(388,034)	$(7,071,624)	(1,673,857)	$(31,649,933)	(8,993,157)	$(162,502,449)

52	QS Batterymarch Emerging Markets Fund 2015 Annual Report

	Year Ended September 30, 2015		Period Ended September 30, 2014*		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class IS
Shares sold	523	$10,000	15,899	$301,300	403,440	$8,509,707
Shares issued on reinvestment	11	197	—	—	6,447	122,922
Shares repurchased	(48,509)	(928,014)	(21,139)	(418,000)	(2,582,590)	(51,682,650)
Net decrease	(47,975)	$(917,817)	(5,240)	$(116,700)	(2,172,703)	$(43,050,021)

*	For the period January 1, 2014 through September 30, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2015, the period ended September 30, 2014 and the fiscal year ended December 31, 2013 was as follows:

	2015	2014	2013
Distributions paid from:
Ordinary income	$450,004	—	$2,577,597

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$376,264
Deferred capital losses*	(1,087,446)
Capital loss carryforward**	(49,827,456)
Other book/tax temporary differences(a)	(84,418)
Unrealized appreciation (depreciation)(b)	(17,661,777)
Total accumulated earnings (losses) — net	$(68,284,833)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	During the taxable year ended September 30, 2015, the Fund utilized $169,325 of its capital loss carryforward available from prior years. As of September 30, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2016	$(49,827,456)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

QS Batterymarch Emerging Markets Fund 2015 Annual Report	53

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the QS Batterymarch Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS Batterymarch Emerging Markets Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2015

54	QS Batterymarch Emerging Markets Fund 2015 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch Emerging Markets Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during past five years	Retired. Trustee of American Federation of Arts since 1998; formerly, Director of the Brooklyn Museum (1997-2015); Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011).

QS Batterymarch Emerging Markets Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

56	QS Batterymarch Emerging Markets Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly, Director of TeleTech Holdings, Inc. (business process outsourcing).

QS Batterymarch Emerging Markets Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

58	QS Batterymarch Emerging Markets Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Batterymarch Emerging Markets Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

60	QS Batterymarch Emerging Markets Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2015:

Record date:	12/9/2014
Payable date:	12/10/2014
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income	100.00	%*
Foreign taxes paid per share	$0.080094

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

QS Batterymarch Emerging Markets Fund	61

QS Batterymarch

Emerging Markets Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman* Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust*

*	Effective June 1, 2015, Mr. Lehman became Chairman and Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Batterymarch Emerging Markets Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Batterymarch Emerging Markets Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch Emerging Markets Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013156 11/15 SR15-2625

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $187,820 in September 30, 2014 and $205,455 in September 30, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2014 and $0 in September 30, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $75,738 in September 30, 2014 and $25,565 in September 30, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,928 in September 30, 2014 and $1,762 in September 30, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2014 and September 30, 2015; Tax Fees were 100% and 100% for September 30, 2014 and September 30, 2015; and Other Fees were 100% and 100% for September 30, 2014 and September 30, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $248,092 in September 30, 2014 and $348,474 in September 30, 2015.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015